UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2021

JOANN Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40204	46-1095540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Darrow Road

Hudson, Ohio 44236

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, par value $0.01 per share	JOAN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 16, 2021, JOANN Inc. (the “Company”) closed its initial public offering (“IPO”) of 10,937,500 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at an offering price of $12.00 per share pursuant to the Company’s registration statement on Form S-1 (File No. 333-253121), as amended (the “Registration Statement”), which consisted of 5,468,750 shares of common stock sold by the Company and 5,468,750 shares of common stock being sold by selling shareholders, which included entities affiliated with Leonard Green & Partners (“LGP”) and other non-management shareholders (the “Selling Shareholders”). In addition, the Company granted the underwriters a 30-day option to purchase from the Company up to 1,640,625 additional shares of common stock at the initial public offering price, less underwriting discounts and commissions. The Company did not receive any proceeds from the sale of shares of common stock in the offering by the Selling Shareholders. In connection therewith and with the closing of the IPO, the Company entered into an Amended and Restated Shareholders Agreement (the “Shareholders Agreement”), dated March 16, 2021, by and among the Company, entities affiliated with LGP, certain of the Company’s directors and executive officers and certain other shareholders, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms of the Shareholders Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.

Item 1.02. Termination of a Material Definitive Agreement.

On March 19, 2021, in connection with the closing of the IPO, the Company used all net proceeds received from the Company in the IPO and borrowings from its senior secured asset based revolving credit facility to repay all of the outstanding borrowings under the Second Lien Term Credit Agreement (the “Second Lien Term Loan”), dated as of May 21, 2018, among Jo-Ann Stores, LLC (the “Borrower”), the lenders party thereto from time to time and Bank of America, N.A., as administrative agent and as collateral agent. Following such repayment, the Borrower’s obligations under the Second Lien Term Loan have been terminated.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On March 16, 2021, the Company filed an amended and restated certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

The Certificate of Incorporation, among other things: (i) provides that the Company shall have the authority to issue 200,000,000 shares of Common Stock and 5,000,000 shares of preferred stock); (ii) establishes a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (iii) provides that, other than pursuant to the terms of the Shareholders Agreement, directors may be removed from office only for cause by the affirmative vote of at least two-thirds of the voting power of the then outstanding shares of voting stock, following such time as when entities affiliated with LGP cease to own, or no longer have the right to direct the vote of, 50% or more of the voting power of the Company’s common stock and (iv) designates, unless otherwise consented to by the Company, the Court of Chancery of the State of Delaware (or the federal district court for the District of Delaware or other state courts of the State of Delaware if the Court of Chancery in the State of Delaware does not have jurisdiction) to be the sole and exclusive forum for certain actions, including, but not limited to, any derivative action or proceeding brought on the Company’s behalf, any action asserting a claim of breach of a fiduciary duty owed by any of the Company’s directors, officers or other employees to the Company or its shareholders, any action asserting a claim against the Company arising pursuant to any provision of the DGCL or its amended and restated certificate of incorporation or amended and restated bylaws, or any action asserting a claim against the Company governed by the internal affairs doctrine. The amended and restated certificate of incorporation and amended and restated bylaws also require that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

The foregoing description of the Certificate of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On March 16, 2021, in connection with the closing of the IPO, the Company’s amended and restated bylaws (as amended and restated, the “Bylaws”) became effective. The Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of shareholder proposals at shareholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the Certificate of Incorporation.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Amended and Restated Shareholders Agreement, dated March 16, 2021, among the Company and certain of its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOANN Inc.

Date: March 19, 2021	By:	/s/ Matt Susz
Matt Susz
Senior Vice President, Chief Financial Officer